IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

ProShares S&P 500 Ex-Technology ETF

Supplement dated September 25, 2018

to the Fund’s Summary and Statutory Prospectus dated

October 1, 2017, each as supplemented or amended

As of September 24, 2018, the Fund began to use a new underlying index. All references to the Fund’s former index are hereby removed.

The following supplements or replaces the corresponding information in the Fund’s Summary and Statutory Prospectus:

INVESTMENT OBJECTIVE

ProShares S&P 500 Ex-Technology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Index and Fund seek to provide exposure to the companies of the S&P 500® Index (the “S&P 500”) with the exception of those companies included in the Information Technology Sector. The S&P 500 is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

The Index classifies each company in the S&P 500 as part of a particular sector, using the Global Industry Classification Standards (“GICS”), which are jointly produced by S&P Dow Jones Indices and MSCI, to define companies within a sector. As of September 24, 2018, the following sectors are included within GICS: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, communication services and utilities. A sector is comprised of multiple industries. For example, the Information Technology Sector is comprised of companies in, among others, the software and information technology services, and technology manufacturing and distribution industries. The Index consists of companies from each of the sectors other than the Information Technology Sector. Each security in the Index is market-cap weighted according to the same rules as the S&P 500®. The Index is published under the Bloomberg ticker symbol “SPXXTSUT.”

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2017	One Year	Since Inception	Inception Date
Before Taxes	17.63%	14.76%	9/22/15
After Taxes on Distributions	17.17%	14.16%
After Taxes on Distributions and Sale of Shares	10.32%	11.39%
S&P 500 Ex-Information Technology Index#*	18.66%	15.73%
S&P 500 Ex-Information Technology & Telecommunication Services Index#	18.01%	15.16%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
*

On September 24, 2018, the Fund’s underlying index changed from the S&P 500 Ex-Information Technology & Telecommunication Services Index to the S&P 500 Ex-Information Technology Index. This change was made in order to match the Fund’s underlying index to its investment objective.

Please retain this supplement for future reference.